Exhibit 10.1

Certain identified information, marked by [***], has been excluded from the exhibit because it is both not material and is the type that the Company treats as private or confidential.

AMENDMENT NO. 3 TO GLOBAL COLLABORATION AND LICENSE AGREEMENT
This Amendment No. 3 to Global Collaboration and License Agreement (this “Amendment No. 3”) is dated as of July 14, 2022, by and between INCYTE CORPORATION, a Delaware corporation, having its principal place of business at 1801 Augustine Cut-Off, Wilmington, DE 19803 (hereinafter “Incyte”), and MACROGENICS, INC., a Delaware corporation, having its principal place of business at 9704 Medical Center Drive, Rockville, MD 20850 (“MacroGenics”, together with Incyte, the “Parties” and each separately, a “Party”), and is meant to amend that certain Global Collaboration and License Agreement, dated as of October 24, 2017, between Incyte and MacroGenics and amended on March 15, 2018 (“Amendment No. 1”) and April 7, 2022 (“Amendment No. 2”). The Global Collaboration and License Agreement, Amendment No. 1, and Amendment No. 2 are referred to herein collectively as the “Agreement”. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
WHEREAS, the Parties wish to modify the Agreement to reflect changes agreed to between the Parties with respect to (a) the acceleration of payment for certain Milestones with respect to [***] and (b) the [***] of certain Milestones with respect to [***];
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:
1.Acceleration of First Development Milestones with respect to [***] Indications. The Parties agree that the first Development Milestone set forth in Section 8.2(b) of the Agreement, [***] (including Incyte Monotherapy Studies and Incyte Combination Studies) [***] Milestone”) shall be deemed to have been achieved with respect to the Indications [***]. Incyte shall pay MacroGenics within [***] Business Days of the date hereof the amount of [***], representing payment for the achievement of such [***] Milestones. The Parties agree that only [***] remains unachieved and potentially payable by Incyte in the future.
2.Removal of Certain Milestones and Payments for [***]. The Parties agree that:
a.The [***] shall not apply with respect to the Indication [***], and [***] for the [***] shall [***] with respect to the Indication of [***], whether by reason of (i) actually [***] in the Indication [***] or (ii) the occurrence of any of the events set forth in the final sentence in the first paragraph of Section 8.2 stating, “In addition, except with respect to the Breakthrough Designation Milestone, if for any reason any other Development Milestone corresponding to a Milestone payment does not occur prior to the occurrence of Regulatory Approval, then such prior non-occurring Development Milestone shall be deemed to occur concurrently with Regulatory Approval, and the applicable Milestone payments for the applicable Development Milestones shall become due and payable in accordance with this Section 8.2.” For clarity, [***] by Incyte, its Affiliates, or sublicensees for a Monotherapy Regimen or Incyte Combination Regimen in the [***] any such Milestone payment.

b.The Regulatory Filing Milestone [***] set forth in Section 8.2(c) of the Agreement [***] respect to the Indication [***], and [***] of such Milestone [***] with respect to the [***].

c.The Approval Milestone [***] set forth in Section 8.2(d) of the Agreement [***] with respect to the Indication of [***], and [***] for the [***] Milestone shall [***] with respect to the Indication [***].

3.Entire Agreement; Remaining Provisions of the Agreement. The Agreement, as supplemented and modified by this Amendment No. 3, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into the Agreement. Upon the effectiveness of this Amendment No. 3, on and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Agreement, as amended hereby. Except as provided herein, each of the other provisions of the Agreement shall remain in full force and effect.
4.Governing Law. This Amendment No. 3 shall be governed by and construed under the laws of the State of New York, without giving effect to any choice of law principles that would require the application of the laws of a different state.
5.Execution in Counterparts. This Amendment No. 3 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 3 may be executed by .pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party as if they were the original signatures.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Global Collaboration and License Agreement to be duly executed by their respective authorized signatories effective as of the date first indicated above.

MACROGENICS, INC.
By: /s/ Scott Koenig Name: Scott Koenig Title: President and Chief Executive Officer

INCYTE CORPORATION
By: /s/ Vijay Iyengar Name: Vijay Iyengar Title: EVP, Global Strategy & Corporate Development

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